Measurement of credit losses on financial instruments	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Measurement of credit losses on financial instruments
9.	Measurement of credit losses on financial instruments
On January 1, 2020, we adopted ASU
2016-13
Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASC 326”) which replaces the incurred loss methodology with an expected loss methodology that is referred to as the current expected credit loss (“CECL”) methodology. The measurement of expected credit losses under the CECL methodology is applicable to financial assets measured at amortized cost.
As of the date of adoption, January 1, 2020 and as of December 31, 2020, substantially all our financial assets under the scope of the standard corresponded to trade accounts receivable as a result of revenue transactions recognized in accordance with ASC 606.
We adopted ASC 326 using the modified retrospective method for all financial assets measured at amortized cost. Results for reporting periods beginning after January 1, 2020 are presented under ASC 326 while prior period amounts continue to be reported in accordance with previously applicable GAAP. We recorded a net increase to accumulated losses of $1,076 as of January 1, 2020 for the cumulative effect of adopting ASC 326.
The following table illustrates the impact of adopting ASC 326 as of January 1, 2020:

	As of January 1, 2020
	As reported under previous GAAP	Impact of ASC 326 adoption	As reported under ASC 326
Allowance for credit expected losses:	3,205	1,076	4,281
Trade receivables are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method, less an allowance for expected credit losses.
Upon adoption of ASC 326, we grouped our trade receivables by country of origin and type (i.e. facilitation services, incentives, advertising, transportation and tour services and others) based on similar risk characteristics.
Payment terms for receivables vary depending on type and jurisdiction, generally less than one year.
As it relates to trade receivables with credit card processors which represent the majority of our trade receivables as of any given date, payment terms vary but typically are received within 30 days after booking except in those cases where transactions are effected through financing installment plans offered by banks. When travelers pay in installments, we receive payment from credit card processors at the time each installment is due generally within 12 months after booking depending on installment plan selected. However, we typically enter into factoring arrangements to cash these receivables thereby reducing days outstanding exposures. Receivables from back-end incentives
and advertising transactions typically do not have stated payment terms, although we generally receive payment within 12 months.
Generally, we utilized a loss rate method to calculate the allowance for expected credit losses. We compiled information for a period of time before adoption and tracked historical loss information for our trade receivables by type and geography using their contractual lives. We believe that use of a period of 12 months or more prior to adoption was reasonable based on the nature and term of our receivables. We applied the historical credit loss percentages to our outstanding balances as of adoption and as of December 31, 2020. We determined that historical loss information is a reasonable basis on which to determine expected credit losses for trade receivables held at the reporting date because their composition at the reporting date is consistent with that used in developing the historical credit-loss percentages.
Historically the default or delinquency rates of our trade receivables have been low even during recessions or distressed economic periods. Recessions or other poor economic conditions had historically affected the amount of bookings by travelers and therefore generation of revenue and corresponding receivables, but they generally did not affect the collection behavior of receivables from confirmed bookings. A booking is not confirmed if credit card information is not validated by the credit card processors’ systems. Therefore, due to the nature of our receivables and counterparties, losses have been historically limited to very specific events at the counterparty level such as bankruptcy or financial difficulties.
During the year ended December 31, 2020, we recorded $7,199 of incremental allowance for expected uncollectible amounts, including estimated future losses in consideration of the impact of
COVID-19
pandemic on our operations and the economy. Actual future bad debt could differ materially from this estimate resulting from changes in our assumptions of the duration and severity of the impact of the
COVID-19
pandemic.
Our exposure to credit risk takes the form of a loss that would be recognized if counterparties failed to, or were unable to, meet their payment obligations. We are also exposed to political and economic risk events, which may cause non-payment
of foreign currency obligations to us.
Generally, the counterparties to our trade receivables are major well-recognized and externally-credit rated credit card companies, such as MasterCard, Visa, Diners and other local or regional credit card processors; major GDS providers, such as Travelport, Amadeus and Sabre, individual major airlines; and to a lesser extent hotel chains and operators. We may seek cash collateral, letter of credit or parent company guarantees, as considered appropriate. We have not experienced significant credit problems with these customers to date. Most of these entities or their parent companies are externally credit-rated. We review these external ratings from credit agencies. Certain airlines have been severely affected by the
COVID-19
pandemic and entered into Chapter 11 protection in the United States. We have recognized incremental allowances for expected uncollectible amounts. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in our consolidated balance sheet after deducting the expected credit loss allowance.
The following table shows the activity on the expected credit loss allowance for trade receivables during the years ended December 31, 2020 and 2019:

	As of December 31, 2020	As of December 31, 2019
Balance, beginning of year	$3,205	$2,065
Impact of adoption of ASC 326	1,076	—
Provisions	12,270	4,294
Recoveries and write-off	(7,369)	(3,050)
Foreign currency translation adjustment	1,613	(104)

Balance, end of year	$10,795	$3,205